UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 3, 2005 (August 1, 2005)
QUOVADX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The description of the material terms of the Employment Agreement (“Agreement”) with an effective date of August 15, 2005, between Quovadx, Inc., a Delaware corporation (the “Company” or “Registrant”), and Matthew T. Pullam contained in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
On August 1, 2005, the Company entered into a Separation Agreement and General Release of Claims (“Separation Agreement”) with Melvin L. Keating, providing for Mr. Keating’s resignation from the position of Executive Vice President, Chief Financial Officer and Treasurer effective August 15, 2005 and his termination of employment with the Company effective September 2, 2005. This Separation Agreement terminates and supersedes the Executive Employment Agreement, dated February 10, 2005, between the Company and Mr. Keating.
Under the Separation Agreement, which is effective September 2, 2005, Mr. Keating will receive the following compensation, all subject to normal payroll withholding taxes, in addition to normal compensation through the termination date: (i) his annual base salary for a period of 12 months from September 2, 2005 at a rate of $10,384.61 per biweekly pay period, (ii) a lump sum payment of $90,000, being the prorated amount of his target bonus for 2005, and (iii) a reimbursement of up to $1,500 for expenses. Also under the Separation Agreement, Mr. Keating has agreed to various restrictive covenants. The Separation Agreement includes a general release of claims in favor of the Company and related parties.
A copy of Mr. Keating’s separation agreement and general release of claims is attached to this Form 8-K as Exhibit 99.3 and is incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.
The information required by this item regarding the termination of Mr. Keating’s Executive Employment Agreement is included in Item 1.01 of this Form 8-K and is incorporated by reference into this Item 1.02.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
The Registrant has announced the appointment of Matthew T. Pullam, 39, to the office of Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective August 15, 2005, to succeed Melvin L. Keating, who will step down from this role also effective August 15, 2005 and terminate his employment effective September 2, 2005.
Prior to his appointment at the Company, from July 2001 to August 2005, Mr. Pullam served as Vice President, Finance at Intrado Inc., a publicly held global provider of integrated data and telecommunications solutions. From March 2000 to September 2000, he served as Chief Financial Officer of Centrimed Inc., a start-up application service provider serving the supply chain needs of hospitals, vendors and group purchasing organizations, acquired by the Global Healthcare Exchange, Inc. in September, 2000. From March 1995 to March 2000, and from September 2000 to July 2001, Mr. Pullam held a number of senior corporate and operational finance positions with Corporate Express, including Controller for its $1.0 billion Midwest and $500 million Western regions. He has also held auditing positions with AT&T Broadband, Pace Membership Warehouse and the County of Los Angeles. Mr. Pullam earned his B.A. degree in Accounting from the California State University, Fullerton and is a licensed Certified Public Accountant (CPA) in the State of Colorado.
In connection with Mr. Pullam’s appointment as Executive Vice President, Chief Financial Officer and Treasurer for the Company, the Company entered into an Agreement (with a term that expires on December 31, 2006), pursuant to which Mr. Pullam will receive an annual base salary of $228,000. He also will be eligible to receive an annual bonus with a target payment of 40% of his then current base salary if his performance meets certain agreed criteria, under the terms of the Amended Quovadx, Inc. Executive Management 2005 Annual Bonus Incentive Plan.
As of August 15, 2005, Mr. Pullam also will receive 25,000 full value restricted shares of Quovadx common stock under the Company’s 1997 Amended and Restated Stock Plan (“1997 Stock Plan”). The shares shall vest ratably at

January 5th of each of the years 2006, 2007, 2008 and 2009 with the first year’s vesting prorated, as follows: 2,604 shares on January 5, 2006, 6,250 shares on each of January 5, 2007 and 2008, and 3,646 shares on August 5, 2009.
Mr. Pullam will also receive an option to purchase 200,000 shares of the Company’s common stock under the 1997 Stock Plan with an exercise price equal to the closing price of the Company’s common stock on the Nasdaq National Market on September 1, 2005. 25% of the shares subject to the stock options will vest on September 1, 2006 and 1/48th of the shares subject thereto will vest each month thereafter.
There have been no transactions since the beginning of the Company’s 2005 fiscal year, or proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Pullam had or is to have a direct or indirect material interest. In addition, Mr. Pullam has no family relationships with any other executive officer or director of the Company.
A copy of Mr. Pullam’s employment agreement is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
Item 8.01 Other Events.
On August 3, 2005, the Registrant issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 describing the above events. The information in this Item 8.01 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 8.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Exhibit

99.1	Press release of the Registrant, dated August 3, 2005

99.2	Employment Agreement, effective as of August 15, 2005, between the Registrant and Matthew T. Pullam

99.3	Separation Agreement and General Release of Claims, dated August 1, 2005, between the Registrant and Melvin L. Keating
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: August 3, 2005	/s/ Linda K. Wackwitz
Linda K. Wackwitz
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press release of the Registrant, dated August 3, 2005

99.2	Employment Agreement, effective as of August 15, 2005, between the Registrant and Matthew T. Pullam

99.3	Separation Agreement and General Release of Claims, dated August 1, 2005, between the Registrant and Melvin L. Keating